UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2008

MORLEX, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-30144	84-1028977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York		10170
(Address of principal executive offices)		(Zip Code)

(212) 581-5150
(Registrant’s telephone number, including area code)

 N/A
(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses. Such forward-looking statements include, among others, those statements including the words “expects,” “anticipates,” “intends,” “believes” and similar language. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the section entitled “Risk Factors” in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“Commission”) on February 14, 2008. We undertake no obligation to publicly update the forward-looking statements or reflect events or circumstances after the date of this Current Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On October 8, 2008, the Company and Curtis H. Staker executed an Employment, Confidentiality, Non-Competition, Non-Solicitation and Inventions Agreement (the “Staker Employment Agreement”) appointing Mr. Staker the Chief Executive Officer of the Company effective as of October 20, 2008. Mr. Staker will succeed the Company’s current interim Chief Executive Officer, Richard J. Berman. Mr. Staker shall serve for a term of two years which term will renew automatically for successive one year terms unless the Staker Employment Agreement is earlier terminated. Under the Staker Employment Agreement, Mr. Staker’s annual base salary is $325,000, subject to annual review by the Board, and he is eligible to receive (a) a quarterly bonus in the amount of $10,000, and (b) an annual performance bonus in the amount of up to 50% of his base salary as determined by the Board, in each case subject to the achievement of earnings targets set by the Board. Mr. Staker is entitled to receive standard benefits of our senior management employees. The Company agrees to grant Mr. Staker options to purchase shares of the Company’s Common Stock immediately upon the adoption of a stock option plan or an equivalent plan by the Company. Mr. Staker would initially receive options equal to 5% of the issued and outstanding shares of Common Stock exercisable at $0.75 per share. Beginning in 2009, and annually so long as Mr. Staker is employed with the Company and achieves earnings targets determined by the Board, he would receive additional options equal to 1% of the issued and outstanding shares of Common Stock at the time of grant, exercisable at the market price per share at the time of grant. The Staker Employment Agreement contains non-competition and non-solicitation provisions restricting Mr. Staker from such activities for a period of six months following the termination of his employment. In the event that Mr. Staker’s employment with the Company is terminated without cause or for good reason, then Mr. Staker will be entitled to, among other things, payment equal to his (i) base salary payable monthly in arrears, and (ii) the continuation of benefits, each for a period of (x) six months if he has been employed with the Company for at least six months and not more than 18 months; (y) twelve months if he has been employed with the Company for at least 18 months and not more than 30 months; and (z) 18 months if he has been employed with the Company for more than 30. Mr. Staker is not entitled to any termination payment if he has been employed with the Company for less than six months at the time of termination of his employment, or his employment is terminated voluntarily or for cause. In addition, if Mr. Staker’s employment is terminated upon a change in control, then his options shall become fully vested and exercisable. The Staker Employment Agreement may be terminated by the Company with 90 days’ prior written notice.

The foregoing is a summary of certain material terms and conditions of the Staker Employment Agreement and not a complete discussion of that agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of that agreement attached to this Current Report on Form 8-K in Exhibit 10.1 and incorporated herein by reference.

Currently active in various investment activities, Mr. Staker has held numerous key positions in the high tech software industry. Since March 2008, Mr. Staker has served on the Board of Directors of Firescope, Inc. From 2005 to 2007, he was Chairman and CEO of GFI Software, a leading supplier of software for network security, content security and messaging. From 2003 thru 2005, Mr. Staker served as President of Websense, Inc., the world leader in internet filtering and security software. Prior to that, he served as Executive Vice President of Worldwide Sales from February 2001. During his four year tenure at Websense, Staker was responsible for a five-fold increase in sales, while the number of customers doubled to more than 24,000. Prior to joining Websense, Mr. Staker served at Structural Dynamics Research Corporation (SDRC), now a Siemens company. In the course of 12 years at SDRC, he held a variety of management positions, including Vice President and General Manager of Americas Operations (North and South America Regions) and Vice President and General Manager of Asia-Pacific Operations. Mr. Staker has held other senior management positions and was director of sales at Kensinger Integrated Technologies Corporation, where he increased revenues by 200 percent. He was also National Specialist for Bruel and Kjaer instruments, and an engineer for Caterpillar Tractor Co. Mr. Staker holds a Bachelors degree in Mechanical Engineering from Bradley University. Mr. Staker is 49 years old.

Item 8.01.      Other Events.

On October 20, 2008, the Company issued a press release announcing the appointment of Mr. Staker as the Company’s Chief Executive Officer effective as of October 20, 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment, Confidentiality, Non-Competition, Non-Solicitation and Inventions Agreement between Morlex, Inc. and Curtis H. Staker dated October 8, 2008 and effective as of October 20, 2008.

99.1	Press release of Morlex, Inc. dated October 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORLEX, INC.

Dated: October 17, 2008	By:	/s/ Richard J. Berman
Name: Richard J. Berman
Title: Chief Executive Officer